THIRD QUARTER 2022

FINANCIAL RESULTS CONFERENCE CALL

NOVEMBER 11, 2022

TROY MEIER

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

CHRISTOPHER CASHION

CHIEF FINANCIAL OFFICER

NYSE American: SDPI

www.sdpi.com

Safe Harbor Statement

These slides contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, including, without limitations, the continued impact of COVID-19 on the business, the Company's strategy, future operations, success at developing future tools, the Company's effectiveness at executing its business strategy and plans, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, and ability to outperform are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward -looking statements contain such identifying words. These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, the duration of the COVID-19 pandemic and related impact on the oil and natural gas industry, the effectiveness of success at expansion in the Middle East, options available for market channels in North America, the deferral of the commercialization of the Strider technology, the success of the Company's business strategy and prospects for growth; the market success of the Company's specialized tools, effectiveness of its sales efforts, its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Forward Looking Non-GAAP Financial Measures

Forward-looking adjusted EBITDA is a non-GAAP measure. The Company is unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measure because such information is not available, and management cannot reliably predict the necessary components of such GAAP measures without unreasonable effort largely because forecasting or predicting our future operating results is subject to many factors out of our control or not readily predictable. In addition, the Company believes that such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the Company's fiscal 2022 and future financial results. This non-GAAP financial measure is a preliminary estimate and is subject to risks and uncertainties, including, among others, changes in connection with purchase accounting, quarter-end and year-end adjustments. Any variation between the Company's actual results and preliminary financial data set forth in this presentation may be material.

SUPERIOR
DRILLING PRODUCTS

Third Quarter Highlights – Strong Execution

Q3 2022

45%
Revenue Growth (Y/Y)

$639K
Net Income

29.5%
Adj. EBITDA Margin*

$2.0M
Cash Position

Higher number of rigs using flagship Drill-N-Ream® (DNR) wellbore conditioning tool

Improved market conditions and increased drilling activity driving demand for tools and services

Strong operating leverage enabled net income of $639 thousand, or $0.02 per diluted share

Strengthened balance sheet – subsequent to quarter-end paid off Hard Rock note

Improving capacity and throughput to support demand

** Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation between GAAP net income (loss) and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

SUPERIOR DRILLING PRODUCTS

Q3 Revenue Grew 45% Y/Y, Sequentially Up 14%

Compared with prior-year period unless otherwise noted
($ in millions)



$3.6
$4.0
$4.1
$4.5
$5.2
$3.0
$3.6
$3.7
$4.0
$4.6
$0.5
$0.4
$0.4
$0.5
$0.6
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
International
North America

North America revenue increased 52% in Q3

Growth reflects the continued recovery in the NA oil & gas industry and continued strong demand for the manufacture and refurbishment of drill bits and other related tools

Average U.S. rig count of 761 in Q3 22 was up 45 rigs sequentially and up 264 rigs since Q3 21

International revenue growth of 6% reflects improving market conditions; had contended with ongoing pandemic-related restrictions around travel, labor recruitment and O&G industry investment

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

TOOL AND CONTRACT SERVICES REVENUE GROWTH

Compared with prior-year period unless otherwise noted
($ in millions)

Contract Services up 51% Y/Y, 11% sequentially

Continued expansion of the volume and products refurbished and manufactured for long-time legacy customer

Tool (DNR) revenue up 43% Y/Y, 16% sequentially

Market recovery driving higher demand; Activity on more rigs leads to increased royalty and repair revenue

Revenue by Product



$3.6
$1.2
$2.3
$4.0
$1.0
$3.0
$4.1
$1.4
$2.8
$4.5
$1.6
$2.9
$5.2
$1.8
$3.3
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Tool (DNR) Revenue
Contract Services

Tool (DNR) Revenue is the sum of tool sales (North America), rental revenue (International) and other related tool revenue, which is comprised of royalties and fleet maintenance fees. Contract Services revenue is comprised of repair and manufacturing services for drill bits and other tools or products for customers.

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

INVESTING TO ADDRESS STRONG DEMAND

Compared with prior-year period unless otherwise noted
($ in millions)

Continued investment in people to address demand

Inflationary headwinds on payroll, raw materials, supplies, and repair and maintenance costs

Demonstrated operating leverage on the SG&A expense line (33.3% of revenue vs. 43.6% last year)

Operating Expenses



$3.4
$0.4
$1.6
$1.4
$3.9
$0.4
$1.7
$1.8
$3.8
$0.4
$1.6
$1.8
$4.4
$0.4
$1.9
$2.1
$4.3
$0.4
$1.7
$2.2
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Cost of Revenue
SG&A
Depreciation & Amortization

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

BOTTOM LINE & ADJUSTED EBITDA RESULTS

($ in thousands)

Net Income (Loss) & Diluted EPS



$645
$639
$150
($0.00)
$0.02
$0.01
($0.00)
$0.02
($6)
($57)
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22

*Adjusted EBITDA and Margin**



$1,525
$1,014
$853
$827
$831
23.9%
20.9%
24.5%
18.3%
29.5%
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22

** Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation between GAAP net income (loss) and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

Balance Sheet Strength

($ in millions)



Cash and Equivalents
$2.5
$2.8
$2.9
$2.8
$2.0
9/30/2021
12/31/2021
3/31/2022
6/30/2022
9/30/2022



Total Debt
$8.0
$3.0
$5.0
$2.9
$1.5
$1.4
$2.5
$0.75
$1.7
$3.0
$0.75
$2.3
12/31/2019
12/31/2020
12/31/2021
9/30/2022
All Other Debt
Hard Rock Note

Numbers may not sum due to rounding

Cash from operations was $1.3 million YTD compared with $1.4 million a year ago

CapEx spending of $2.6 million YTD

- New machining centers
- Increase in Middle East DNR rental tool fleet
- Higher maintenance activities

Total debt up from 2021 year-end due to the financing of a new machining center

Subsequent to quarter-end, in October, paid remaining $750 thousand principal on Hard Rock note

$7.5 million in shareholders' equity at quarter-end

SUPERIOR DRILLING PRODUCTS

REFINED FISCAL 2022 GUIDANCE[1]

The full year 2022 expectations reflect the projected impact from the sale of the $3.8 million stage one Middle East DNR fleet to Bin Zayed Petroleum in the fourth quarter of 2022.

Revenue: $22 million to $24 million

SG&A expenses: $7.0 million to $7.3 million

Adjusted EBITDA[2]: $6.5 million to $7.5 million

Capital Expenditures: $3.5 million to $4 million

Without the $3.8 million Middle East DNR fleet sale, expected 2022 revenue would be between $18 million and $20 million and Adjusted EBITDA of $4.0 to $5.0 million.

[1] Expectations provided on November 11, 2022

[2] Adjusted EBITDA is a non-GAAP measure. See Forward Looking Non-GAAP Financial Measures on Slide 2 for more information

OUTLOOK AND OPPORTUNITIES*



North America:

- Expect increased presence on more rigs to drive DNR revenue
- Contract Services – Expanding capacity to support other major industry companies

International:

- Investing in a new refurbishment facility in Dubai
- New sales and marketing team
- Leverage new MENA channel partner to drive further exposure and growth

Enhancing manufacturing/support capacity and focused on talent acquisition to support demand

- Doubled brazing capacity; continue developing skilled experts
- New associates becoming more productive; training continues to be a focus area
- Higher level of CapEx for machining capacity and to expand bit refurbishment infrastructure and ME repair facility

** Expectations provided on November 11, 2022*

SUPERIOR DRILLING PRODUCTS



SUPERIOR
DRILLING PRODUCTS

SUPPLEMENTAL INFORMATION

ADJUSTED EBITDA RECONCILIATION

	Three Months Ended				
	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
GAAP net (loss) income	**($6,210)**	**$644,884**	**$149,837**	**($56,510)**	**$638,731**
Add back:					
Depreciation and amortization	405,225	422,733	410,733	402,648	362,773
Interest expense, net	130,172	125,512	123,664	129,760	143,564
Share-based compensation	196,096	226,144	210,133	212,469	218,217
Net non-cash compensation	88,200	88,200	88,200	88,200	88,200
Loss (gain) on sale or disposition of assets	-	(939)	-	22,146	29,381
Recovery of related party note receivable	-	(707,112)	-	-	-
Income tax expense	39,327	27,202	31,384	32,299	44,169
Non-GAAP adjusted EBITDA[(1)]	**$852,810**	**$826,624**	**$1,013,951**	**$831,012**	**$1,525,035**
GAAP Revenue	$3,561,919	$3,950,469	$4,130,164	$4,540,842	$5,172,545
Non-GAAP Adjusted EBITDA Margin	*23.9%*	*20.9%*	*24.5%*	*18.3%*	*29.5%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS